UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 25, 2016

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 6676, Asheville, NC	28816
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective March 25, 2016, Robert P. Ingle II and the Company’s Board of Directors appointed James Lanning as CEO/President of Ingles Markets, Inc.   Mr. Lanning has been President of the Company since 2003.  Mr. Lanning will continue to work with and report to Mr. Ingle, who will retain the title of Chairman of the Board (which he has held since 2004) and continue his day-to-day active operational role in the executive leadership of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INGLES MARKETS, INCORPORATED
(Registrant)

Date:	March 25, 2016
By: /s/ Ronald B. Freeman
Ronald B. Freeman
Chief Financial Officer